EXHIBIT 99.1

KIDZ AI Wins 2026 EdTechX Award and Unveils KIDZBot AI Robotics Platform

-	KIDZ AI Named 2026 EdTechX Award Winner for the Americas, recognizing the Company's innovation and leadership in AI-powered education.

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KIDZ AI Launches KIDZBot AI Robotics Platform, an integrated AI-native robotics platform that incorporates advanced AI capabilities—including persistent memory, reasoning, prompt and token-based interactions, sensor-driven feedback, contextual awareness, and adaptive learning—to deliver an intelligent, personalized robotics learning experience.

NEW YORK CITY, NY / July 6, 2026 / KIDZ AI Inc. (NASDAQ: KIDZ, KIDZW) (“KIDZ AI” or the “Company”), a leading provider of live online learning and AI-powered education solutions, today announced that it has won the 2026 EdTechX Award for the Americas. The Company also unveiled KIDZBot, its KIDZ AI-branded AI robotics learning platform for the Physical AI education era. KIDZ AI expects KIDZBot to begin its commercial rollout during the second half of 2026.

The 2026 EdTechX recognition highlights KIDZ AI’s contribution to advancing education technology in the Americas region. KIDZ AI believes this recognition reflects the Company’s continued progress in building AI-native education infrastructure across intelligent tutoring, AI agent workflows, robotics-based learning, learning analytics, adaptive instruction, and data-driven student engagement.

With KIDZBot, KIDZ AI is introducing a robotics learning ecosystem designed to connect physical robotics devices, AI-powered curriculum, coding tools, student project creation, learning center deployment, and robotics learning programs across online and offline learning environments. The Company believes KIDZBot represents an important step in expanding KIDZ AI from a digital education platform into a broader AI-native education infrastructure company with integrated capabilities across content, software, hardware, robotics, learning data, and measurable learning outcomes.

KIDZBot is designed to go beyond traditional robotics kits by combining physical robotics, structured curriculum, coding pathways, learning data, and AI-native interaction concepts into a unified learning model. Through hands-on robotics projects, students are expected to explore how intelligent systems sense, respond, remember, reason, and improve through real-world inputs, feedback loops, and contextual interactions.

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Key expected highlights of KIDZBot include:

•	AI robotics product line: Modular robotics products designed for hands-on assembly, movement programming, sensors, robotics logic, mission-based learning, and interactive behavior design.

•	Progressive coding pathway: Support for block-based visual coding for younger learners, with pathways into text-based programming languages including Python, Java, and C++.

•	AI-powered curriculum packages: Structured learning modules designed for classrooms, learning centers, after-school programs, summer camps, families, and education partners.

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AI-native robotics learning layer: Learning experiences designed to connect physical robotics with AI concepts such as memory, data-driven learning, reasoning, prompts, tokens, contextual interactions, sensor-based feedback, and decision-making workflows.

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Data and feedback-driven learning: Robotics activities designed to help students understand how machines collect inputs, process signals, respond to data, adjust behavior, and improve through iterative testing.

The Company expects to initially introduce KIDZBot through the KIDZ AI Learning Center Robotics Program, followed by broader integration into robotics classes, classroom curriculum, summer camp offerings, after-school programs, educational events, and school partnerships.

The Company believes KIDZBot can become more than a robotics product line and instead will become a new AI-native layer of its education ecosystem by connecting Device + Curriculum + Learning Data + Memory + Reasoning into a unified robotics learning model. This model is designed to expand KIDZBot beyond traditional robotics instruction and toward a broader learning infrastructure that may support recurring curriculum deployment, classroom adoption, robotics programs, project-based learning, student competitions, and future AI-powered learning experiences.

KIDZBot is also designed to help students understand how AI systems interact with data, context, and real-world inputs. Through robotics-based learning activities, students may explore how prompts guide intelligent behavior, how tokens support AI interactions, how memory preserves context, how sensors generate data, and how reasoning workflows support decision-making in physical environments. KIDZ AI believes these concepts can help students move from simply using AI tools to understanding how intelligent systems are designed, applied, and improved.

The Company believes this approach is particularly important as AI becomes increasingly embedded in education, work, and daily life. By combining physical robotics with structured curriculum and AI-native capabilities, KIDZBot is intended to help students develop both technical skills and systems-level thinking through coding, robotics logic, mechanical design, data interpretation, iterative testing, AI-assisted creation, and collaborative problem solving.

KIDZ AI believes KIDZBot can support a long-term robotics learning flywheel: more robotics products can drive more student projects; more student projects can generate richer curriculum use cases; richer curriculum use cases can support broader classroom and learning center deployment; and broader deployment can strengthen the Company’s robotics learning ecosystem over time.

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“KIDZBot is not just a product launch; it is part of our long-term Physical AI education roadmap,” said Stephanie Luo, Chief Executive Officer of KIDZ AI, “By connecting robotics hardware, AI-powered curriculum, coding tools, learning data, memory, reasoning, prompts, tokens, and student project creation, we believe KIDZBot can become an important growth engine for KIDZ AI and a key foundation for our long-term AI robotics strategy.”

About KIDZ AI

KIDZ AI Inc. (NASDAQ:KIDZ)(NASDAQ:KIDZW), formerly known as Classover Holdings, Inc., is an AI-driven education technology company transforming live teaching experience into proprietary AI-powered learning systems. By integrating artificial intelligence, AI agents, and robotics, KIDZ AI is building global education infrastructure designed to make learning outcomes measurable, verifiable, and accessible across borders. The Company is strategically expanding into AI compute infrastructure, GPU cloud platforms, and data center ecosystems.

Forward-Looking Statement

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on KIDZ AI’s current beliefs, expectations and assumptions regarding the future of KIDZ AI’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of KIDZ AI’s control including, but not limited to: KIDZ AI’s ability to execute its business model, including obtaining market acceptance of its products and services; KIDZ AI’s ability to lauch KIDZBot and achieve its goals and expected results; KIDZ AI’s financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder; KIDZ AI’s ability to maintain the listing of its securities on Nasdaq; changes in KIDZ AI’s strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans; KIDZ AI’s ability to attract and retain a large number of customers; KIDZ AI’s future capital requirements and sources and uses of cash; KIDZ AI’s ability to attract and retain key personnel; KIDZ AI’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; changes in applicable laws or regulations; the possibility that KIDZ AI may be adversely affected by other economic, business, and/or competitive factors; the risk that the price of any crypto asset, many of which have historically been subject to dramatic price fluctuations and are highly volatile, could fall substantially negatively impacting KIDZ AI’s financial condition and results of operations; regulatory changes related to crypto assets; and fluctuations in the price of crypto assets. These risks and uncertainties also include those risks and uncertainties indicated in KIDZ AI’s filings with the SEC. KIDZ AI’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by KIDZ AI in this press release is based only on information currently available to KIDZ AI and speaks only as of the date on which it is made. KIDZ AI undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

KIDZ AI Inc.

ir@kidzai.com

800-345-9588

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